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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1999, except for Note 14, as to which the date is March 9, 1999, included in the Joint Proxy Statement/Prospectus of Multex.com, Inc. that is made a part of this Registration Statement on Form S-4.

                                          /s/ ERNST & YOUNG LLP
                                          Ernst & Young LLP

New York, New York
August 13, 1999